Exhibit 99.1
CONFORMED AS EXECUTED
SECOND AMENDMENT TO CREDIT AGREEMENT
          SECOND AMENDMENT TO CREDIT AGREEMENT (this “Second Amendment”), dated as of November 28, 2006, among NASH-FINCH COMPANY, a Delaware corporation (the “Borrower”), the Lenders party hereto from time to time, and DEUTSCHE BANK TRUST COMPANY AMERICAS, as Administrative Agent (in such capacity, the “Administrative Agent”). Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.
W I T N E S S E T H :
          WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to a Credit Agreement, dated as of November 12, 2004 (as amended, restated, modified and/or supplemented to, but not including, the date hereof, the “Credit Agreement”); and
          WHEREAS, subject to the terms, conditions and agreements herein set forth, the parties hereto have agreed to amend the Credit Agreement as herein provided;
          NOW, THEREFORE, it is agreed:
I. Amendments to Credit Agreement.
          1. Section 10.09 of the Credit Agreement is hereby amended by deleting the table in said Section in its entirety and inserting the following new table in lieu thereof:

Fiscal Quarter Ending Closest To	Ratio
September 30, 2006	3.50:1.00
December 31, 2006	3.75:1.00
March 31, 2007	3.75:1.00
June 30, 2007	3.50:1.00
September 30, 2007	3.50:1.00
December 31, 2007 and thereafter	3.00:1.00
          2. The definition of Applicable Commitment Commission Percentage and Applicable Margin appearing in Section 12.01 of the Credit Agreement is hereby amended by (w) replacing the first occurrence of “(ii)” with “(b)”, (x) replacing the first occurrence of the phrase “or Level 4” with the phrase “, Level 4 or Level 5”, and the subsequent two occurrences of the phrase “Level 4” with the phrase “Level 5”, (y) deleting the last sentence of the definition in its entirety and replacing such sentence with “Notwithstanding anything to the contrary contained above in this definition, Level 5 pricing shall apply at all times during which there shall exist any Event of Default.”, and (z) deleting the table appearing in said definition in its entirety and inserting the following new table in lieu thereof:

Applicable Margins for Revolving Loans, Swingline Loans and Initial Term Loans

		Revolving Loans		Initial Term	Initial Term
		maintained as		Loans	Loans	Applicable
		Base	Revolving Loans	maintained as	maintained as	Commitment
		Rate Loans and	maintained as	Eurodollar	Base Rate	Commission
Level	Total Leverage Ratio	Swingline Loans	Eurodollar Loans	Loans	Loans	Percentage
1	Less than 1.00:1.00	0.00%	1.00%	2.00%	1.00%	0.250%

2	Greater than or equal to 1.00:1.00 but less than 1.50:1.00	0.25%	1.25%	2.00%	1.00%	0.250%

3	Greater than or equal to 1.50:1.00 but less than 2.00:1.00	0.50%	1.50%	2.00%	1.00%	0.375%

4	Greater than or equal to 2.00:1.00 but less than 2.50:1.00	0.75%	1.75%	2.25%	1.25%	0.375%

5	Greater than or equal to 2.50:1.00	1.00%	2.00%	2.50%	1.50%	0.375%
          Notwithstanding anything to the contrary contained in the definition of “Applicable Commitment Commission Percentage” and “Applicable Margin” appearing in the Credit Agreement, any increase to the Applicable Commitment Commission Percentages and the Applicable Margin as a result of the occurrence the Second Amendment Effective Date (as defined below) shall be effective immediately upon occurrence of such date, with the determination of the Applicable Commitment Commission Percentages and the Applicable Margin to be based on the Total Leverage Ratio indicated in the certificate of the Borrower delivered to the Administrative Agent in respect of the Borrower’s fiscal quarter ended most recently prior to the Second Amendment Effective Date and with any such increase in the Applicable Commitment Commission Percentages and the Applicable Margin to apply until the next End Date as otherwise provided in the definition of “Applicable Commitment Commission Percentage” and “Applicable Margin”. All calculations of the Applicable Commitment Commission Percentages and the Applicable Margin for periods prior to the Second Amendment Effective Date shall be made in accordance with the definition thereof before giving effect to this Amendment.
II. Miscellaneous Provisions.
          1. In order to induce the Lenders to enter into this Second Amendment, the Borrower hereby represents and warrants that (i) no Default or Event of Default exists as of the Second Amendment Effective Date both immediately before and immediately after giving effect to this Second Amendment on such date and (ii) all of the representations and warranties contained in the Credit Agreement and in the other Credit Documents are true and correct in all material respects on the Second Amendment Effective Date immediately before and immediately after giving effect to this Second Amendment on such date, with the same effect as though such representations and warranties had been made on and as of the Second Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).
          2. This Second Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.
          3. This Second Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.
          4. THIS SECOND AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.
          5. This Second Amendment shall become effective on the date (the “Second Amendment Effective Date”) when each of the following conditions shall have been satisfied:
     (i) the Borrower and the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile or other electronic transmission) the same to White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036 Attention: Lisa Alexander (facsimile number: 212-354-8113 / e-mail address: lalexander@whitecase.com);
     (ii) the Borrower shall have paid to the Administrative Agent and the Lenders all costs and expenses payable to the Administrative Agent and the Lenders to the extent then due pursuant to the Credit Agreement; and
     (iii) the Borrower shall have paid to each Lender which executes and delivers to the Administrative Agent (or its designee) a counterpart hereof by 5:00 P.M. (New York City time) on November 28, 2006, a non-refundable cash fee (the “Amendment Fee”) in an amount equal to 15 basis points (0.15%) on an amount equal to the sum of (i) the aggregate principal amount of all Term Loans of such Lender outstanding on the Second Amendment Effective Date plus (ii) the Revolving Loan Commitment of such Lender as in effect on the Second Amendment Effective Date. The Amendment Fee shall not be subject to counterclaim or set-off, or be otherwise affected by, any claim or dispute relating to any other matter. The Amendment Fee shall be paid by the Borrower to the Administrative Agent for distribution to the relevant Lenders on the Business Day immediately following the Second Amendment Effective Date.

          6. From and after the Second Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement, as modified hereby on each such date.
* * *

          IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Second Amendment as of the date first above written.

NASH-FINCH COMPANY, as Borrower
By:	/s/ LeAnne M. Stewart
	Name:	LeAnne M. Stewart
	Title:	Sr. Vice President & CFO

Second Amendment to Credit Agreement

DEUTSCHE BANK TRUST COMPANY AMERICAS, Individually and as Administrative Agent
By:	/s/ Scottye Lindsey
	Name:	Scottye Lindsey
	Title:	Director

By:	/s/ Evelyn Thierry
	Name:	Evelyn Thierry
	Title:	Vice President

Second Amendment to Credit Agreement

NAME OF INSTITUTION:

IDS Life Insurance Co

By		/s/ Yvonne E. Stevens

	Name:	Yvonne E. Stevens
	Title:	Senior Managing Director

NAME OF INSTITUTION:

Ameriprise Certificate Company

By: Riversource Investments,

LLC as Collateral Manager

By		/s/ Yvonne E. Stevens

	Name:	Yvonne E. Stevens
	Title:	Senior Managing Director

NAME OF INSTITUTION:

Centurion CDO 9 Ltd.

By: Riversource Investments,

LLC as Collateral Manager

By		/s/ Robin C. Stancil

	Name:	Robin C. Stancil
	Title:	Director of Operations

NAME OF INSTITUTION:

Sequila-Centurion V, Ltd.

By: Riversource Investments,

LLC as Collateral Manager

By		/s/ Robin C. Stancil

	Name:	Robin C. Stancil
	Title:	Director of Operations

NAME OF INSTITUTION:

Highland Legacy Limited.

By: Highland Capital Management LP,

Strand Advisors, Inc Its General Partner

By		/s/ Brian Lohrding

	Name:	Brian Lohrding
	Title:	Treasurer
Second Amendment to Credit Agreement

NAME OF INSTITUTION:

Southfork CLO Ltd.

By: Highland Capital Management LP,

Strand Advisors, Inc Its General Partner

By		/s/ Brian Lohrding

	Name:	Brian Lohrding
	Title:	Treasurer

NAME OF INSTITUTION:

Red River CLO Ltd

By: Highland Capital Management LP,

Strand Advisors, Inc Its General Partner

By		/s/ Brian Lohrding

	Name:	Brian Lohrding
	Title:	Treasurer

NAME OF INSTITUTION:

Augusta Trading LLC

By		/s/ L. Murchison Taylor

	Name:	L. Murchison Taylor
	Title:	Vice President

NAME OF INSTITUTION:

Farm Credit Bank of Texas

By		/s/ Luis M. H. Requejo

	Name:	Luis M. H. Requejo
	Title:	Vice President
Second Amendment to Credit Agreement

NAME OF INSTITUTION:

Jasper CLO Ltd

By: Highland Capital Management LP,

Strand Advisors, Inc Its General Partner

By		/s/ Brian Lohrding

	Name:	Brian Lohrding
	Title:	Treasurer

NAME OF INSTITUTION:

Badland CLO Ltd

By: Highland Capital Management LP,

Strand Advisors, Inc Its General Partner

By		/s/ Brian Lohrding

	Name:	Brian Lohrding
	Title:	Treasurer

NAME OF INSTITUTION:

Highland Floating Rate Advantage Fund

By		/s/ M. Jason Blackburn

	Name:	M. Jason Blackburn
	Title:	Treasurer

NAME OF INSTITUTION:

LASalle Bank National Association

By		/s/ Bradley R. Sprang

	Name:	Bradley R. Sprang
	Title:	First Vice President

NAME OF INSTITUTION:

GMAC Commercial Finance LLC

By		/s/ David M. Duffy

	Name:	David M. Duffy
	Title:	Director
Second Amendment to Credit Agreement

NAME OF INSTITUTION:

General Electric Capital Corporation, As

Administrator for Merritt CLO Holding LLC

By		/s/ Dwayne Coker

	Name:	Dwayne Coker
	Title:	Duly Authorized Signatory

NAME OF INSTITUTION:

General Electric Capital Corporation, As

Administrator for GE Commercial Loan Holding LLC

By		/s/ Dwayne Coker

	Name:	Dwayne Coker
	Title:	Duly Authorized Signatory

NAME OF INSTITUTION:

Cooperative Centrale Raiffeisen- Boerenleenbank

BA, “Rabobank Nederland”, New York Branch

By		/s/ Timothy Devane

	Name:	Timothy Devane
	Title:	Executive Director

By		/s/ Brett Delfino

	Name:	Brett Delfino
	Title:	Executive Director

NAME OF INSTITUTION:

Blue Square Funding Limited Series 3

By		/s/ Alice L. Wagner

	Name:	Alice L. Wagner
	Title:	Vice President

By		/s/ Deborah O’Keeffe

	Name:	Deborah O’Keeffe
	Title:	Vice President
Second Amendment to Credit Agreement

NAME OF INSTITUTION:

First Trust/Four Corners Senior Floating Rate

Income Fund II as Lender By: Four Corners

Capital Management LLC As Sub-Adviser

By		/s/ Vijay Srinivasan

	Name:	Vijay Srinivasan
	Title:	Vice President

Fortress Portfolio Trust as Lender By: Four Corners

Capital Management LLC As Sub-Adviser

By		/s/ Vijay Srinivasan

	Name:	Vijay Srinivasan
	Title:	Vice President

Four Corners CLO 2005-I, LTC as Lender By: Four

Corners Capital Management LLC As Sub- Adviser

By		/s/ Vijay Srinivasan

	Name:	Vijay Srinivasan
	Title:	Vice President

Four Corners CLO III Ltd

By		/s/ Melissa Sadler

	Name:	Melissa Sadler
	Title:	AVP

NAME OF INSTITUTION:

General Electric Capital Corporation,

By		/s/ Dwayne Coker

	Name:	Dwayne Coker
	Title:	Duly Authorized Signatory

NAME OF INSTITUTION:

Harris N.A., successor by merger to Harris Trust

and Savings Bank

By		/s/ C. Scott Place

	Name:	C. Scott Place
	Title:	Director
Second Amendment to Credit Agreement

NAME OF INSTITUTION:

National City Bank

By		/s/ Thomas E. Redmond

	Name:	Thomas E. Redmond
	Title:	Senior Vice President

NAME OF INSTITUTION:

Senior Debt Portfolio,

By: Boston Management and Research as

Investment Advisor

By		/s/ Michael B. Botthof

	Name:	Michael B. Botthof
	Title:	Vice President

NAME OF INSTITUTION:

Eaton Vance Institutional Senior Loan Fund,

By: Eaton Vance Management As Investment Advisor

By		/s/ Michael B. Botthof

	Name:	Michael B. Botthof
	Title:	Vice President

NAME OF INSTITUTION:

Eaton Vance CDO III, Ltd,

By: Eaton Vance Management As Investment Advisor

By		/s/ Michael B. Botthof

	Name:	Michael B. Botthof
	Title:	Vice President

NAME OF INSTITUTION:

The Bank of Tokyo-Mitsubishi UFJ, Ltd, Chicago Branch

By		/s/ Mathew A. Ross

	Name:	Mathew A. Ross
	Title:	Vice President & Manager
Second Amendment to Credit Agreement

NAME OF INSTITUTION:

Eaton Vance CDO VI, Ltd,

By: Eaton Vance Management As Investment Advisor

By		/s/ Michael B. Botthof

	Name:	Michael B. Botthof
	Title:	Vice President

NAME OF INSTITUTION:

Eaton Vance CDO VIII, Ltd,

By: Eaton Vance Management As Investment Advisor

By		/s/ Michael B. Botthof

	Name:	Michael B. Botthof
	Title:	Vice President

NAME OF INSTITUTION:

Grayson & Co,

By: Boston Management and Research as

Investment Advisor

By		/s/ Michael B. Botthof

	Name:	Michael B. Botthof
	Title:	Vice President

NAME OF INSTITUTION:

Big Sky III Loan Trust,

By: Eaton Vance Management As Investment Advisor

By		/s/ Michael B. Botthof

	Name:	Michael B. Botthof
	Title:	Vice President
Second Amendment to Credit Agreement

NAME OF INSTITUTION:

Eaton Vance VT Floating Rate Income Fund,

By: Eaton Vance Management As Investment Advisor

By		/s/ Michael B. Botthof

	Name:	Michael B. Botthof
	Title:	Vice President

NAME OF INSTITUTION:

Wells fargo Bank, National Association

By		/s/ Jerome W. Fons

	Name:	Jerome W. Fons
	Title:	Vice President
Second Amendment to Credit Agreement

NAME OF INSTITUTION:

Eaton Vance Short Duration Diversified Income Fund,

By: Eaton Vance Management As Investment Advisor

By		/s/ Michael B. Botthof

	Name:	Michael B. Botthof
	Title:	Vice President

NAME OF INSTITUTION:

The Norinchukin Bank, New York Branch,

By: Eaton Vance Management As Attorney in Fact

By		/s/ Michael B. Botthof

	Name:	Michael B. Botthof
	Title:	Vice President

NAME OF INSTITUTION:

U S Bank National Association

By		/s/ Michael J. Staloch

	Name:	Michael J. Staloch
	Title:	Senior Vice President
Second Amendment to Credit Agreement